SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          August 11, 2004
                                                 -------------------------------


                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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           Georgia                  1-6468                   58-0257110
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(State or other jurisdiction   (Commission File     (IRS Employer Identification
      of incorporation)             Number)                     No.)


241 Ralph McGill Boulevard, NE, Atlanta, Georgia                   30308
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        (404) 506-6526
                                                  ------------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.      Other Events.

                In connection with Georgia Power Company's issuance and sale of $125,000,000 aggregate principal amount of its Series W 6% Senior Notes due August 15, 2044 which will be insured by Financial Guaranty Insurance Company ("FGIC"), the financial statements of FGIC as of December 31, 2002 and 2003 and for each of the years in the three-year period ended December 31, 2003 are included in this Form 8-K as Exhibit 99.1 and the unaudited financial statements of FGIC as of June 30, 2004 and for the six months ended June 30, 2004 and 2003 are included in this Form 8-K as Exhibit 99.2. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003 and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and their being referred to as "experts" in the Prospectus Supplement relating to Georgia Power Company are attached hereto in the case of KPMG LLP as Exhibit 23.1 and in the case of Ernst & Young LLP as Exhibit 23.2.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                    23.1 Consent of KPMG LLP.

                    23.2 Consent of Ernst & Young LLP.

                    99.1 Financial statements of FGIC as of December 31, 2003
                         and 2002 and for each of the years in the three-year period ended December 31, 2003.

                    99.2 Financial statements of FGIC as of June 30, 2004 and
                         for the six months ended June 30, 2004 and 2003.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     August 13, 2004                               GEORGIA POWER COMPANY



                                                        By /s/Wayne Boston
                                                             Wayne Boston
                                                          Assistant Secretary